SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AdvisorOne Funds

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AdvisorOne Funds

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 2, 2015

Dear Shareholders:

The Board of Trustees of the AdvisorOne Funds, an open-end management investment company organized as a Delaware business trust, has called a special meeting of the shareholders (the “Meeting”) of CLS Global Diversified Equity Fund (formerly Amerigo Fund), CLS Growth and Income Fund (formerly Clermont Fund), CLS Global Growth Fund (formerly Select Allocation Fund), CLS Domestic Equity Fund (formerly Descartes Fund), CLS International Equity Fund (formerly Liahona Fund), CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund), CLS Flexible Income Fund (formerly Flexible Income Fund), CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund), CLS Shelter Fund (formerly Shelter Fund), and Milestone Treasury Obligations Fund (each a “Fund”, together the “Funds”), to be held at the offices of the trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on April 2, 2015 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with CLS Investments, LLC (“CLS”), the current adviser to each of the Funds. No fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the new investment advisory agreement with CLS.

Shareholders of record at the close of business on February 11, 2015 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The enclosed materials explain the proposals to be voted on at the Meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners, your Fund’s proxy solicitor, toll-free at 877-629-6356. Thank you for your continued investment in the Funds.

By Order of the Board of Trustees

/s/ Brian Nielsen

Brian Nielsen, Secretary

February 23, 2015

YOUR VOTE IS IMPORTANT

IMPORTANT INFORMATION TO HELP YOU

UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I get this package of materials?

A. You own one or more of the following listed Funds, (each a “Fund”, together the “Funds”), each a series of the AdvisorOne Funds (the “Trust”):

•	CLS Global Diversified Equity Fund (formerly Amerigo Fund)
•	CLS Growth and Income Fund (formerly Clermont Fund)
•	CLS Global Growth Fund (formerly Select Allocation Fund)
•	CLS Domestic Equity Fund (formerly Descartes Fund)
•	CLS International Equity Fund (formerly Liahona Fund)
•	CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)
•	CLS Flexible Income Fund (formerly Flexible Income Fund)
•	CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)
•	CLS Shelter Fund (formerly Shelter Fund)
•	Milestone Treasury Obligations Fund

The Funds are conducting a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held at 10:00 a.m., Eastern Time, on April 2, 2015.

Q:        What am I being asked to vote on?

A:         You are being asked to approve the following proposal: a new investment advisory agreement for each of the Funds (the “New Advisory Agreement”), with CLS Investments, LLC (“CLS”) to become effective upon the closing of the proposed transaction (the “Transaction”) between NorthStar Financial Services Group, LLC (“NorthStar”), CLS’ parent company, and an investment entity controlled and managed by TA Associates, L.P. and its affiliates (“TA”) whereby TA will acquire a majority ownership interest in NorthStar .

Q.        How does the Board of Trustees recommend that I vote with respect to the Proposal?

A.         After careful consideration of the proposals, the Board of Trustees, including all of the independent trustees, recommends that you vote FOR the Proposal.

Q:        Why am I being asked to vote on the New Advisory Agreement?

A:          TA has entered into an agreement to acquire a majority of the voting interests of NorthStar Financial Services Group, LLC (“NorthStar”) (the “Proposed Transaction”). The transfer of voting interests under the Proposed Transaction will result in a change in control of NorthStar and, indirectly, of CLS. A transaction that results in a change of control of the adviser results in the automatic termination of the advisory agreement by the agreement’s terms as required by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires that advisory agreements, other than certain interim advisory agreements, be approved by a vote of a

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majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

The Board of Trustees, after careful consideration, has approved the New Advisory Agreement to replace the prior investment advisory agreement with CLS (the “Prior Advisory Agreement”) when they terminate at the closing of the Proposed Transaction. However, under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of each Fund. As a shareholder of one or more of the Funds, you are entitled to vote on the New Advisory Agreement for each Fund in which you own shares.

Q.        Does the Board of Trustees recommend that shareholders vote to approve the New Advisory Agreement?

A.         Yes, the Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve the New Advisory Agreement. The various factors the Board of Trustees considered in making this determination are described in the Proxy Statement.

Q:        When would the New Advisory Agreement take effect?

A:         If approved by shareholders of each Fund, the New Advisory Agreement would take effect if and when the Transaction is completed. Currently, this is expected to occur on or about April 30, 2015.

Q:        How will the Transaction affect shareholders of the Funds?

A:         CLS believes the Proposed Transaction will not result in any interruption in, or decrease in the quality of, the services provided by CLS, given that no changes to the portfolio management team or executive officers of CLS are anticipated to result from the change in control. Although the board of managers of CLS is expected to change as a result of the Proposed Transaction, Todd Clarke will continue as Chief Executive Officer of CLS and the individuals responsible for day-to-day management of CLS will not change. Todd Clarke will further remain as Chairman of the Trust following consummation of the Proposed Transaction, but Eric Clarke will step down as a Trustee in order for the Trust to meet the requirement that 75% of its board of Trustees not be “interested persons”. CLS has no present intention to make any changes in the fees charged to the Funds. CLS believes that TA will offer additional resources to CLS that may benefit the Funds, including, without limitation, the potential for additional strategic resources and relationships that could broaden the depth and scope of operations and the distribution network for the Funds.

Q:        How does the New Advisory Agreement differ from the Prior Advisory Agreement?

A:         The terms of the New Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.

Q:        Will the approval of the Fund’s New Advisory Agreement change the total fees payable under the Fund’s Current Advisory Agreement?

A:         No. The total fees, including waivers and expense reimbursements, payable to CLS under the New Advisory Agreement will be the same as the fees paid under the Prior Advisory Agreement.

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Q:        How will the approval of the New Advisory Agreement change the management of the Fund?

A:         It is contemplated that the current management of each Fund will not change with the approval of the New Advisory Agreement. Upon the approval of the New Advisory Agreement, each Fund will continue to be managed by CLS and its portfolio management team.

Q:        Who is eligible to vote?

A:         Shareholders of record at the close of business on February 11, 2015 are entitled to be present and to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. For the Proposal, the presence at the Meeting of holders of a majority of the outstanding shares of each Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum for that Fund.

Q:        How do I ensure that my vote is accurately recorded?

A:         You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal, non-votes and abstentions will have the same effect as a vote against the Proposal because the required vote is a percentage of the shares present or outstanding.

Q:        May I revoke my proxy?

A:         You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Q:        What will happen if there are not enough votes to have the Meeting?

A:         It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or CLS or a proxy solicitor, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:        What happens if the proposals are not approved?

A:         The closing of the Transaction is contingent upon a number of customary conditions, including approval by shareholders of the Funds of the New Advisory Agreement. If the closing conditions are not satisfied or waived, the Transaction will not close. If the Transaction does not close, the Proposal will not take effect.

Q:        Who will pay for the proxy solicitation?

A:         CLS will pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposals. The Funds will not bear any of these costs.

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Q:        Whom should I call for additional information about the Proxy Statement?

A:         If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 877-629-6356.

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AdvisorOne Funds

with its principal offices at

17605 Wright Street

Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 2, 2015

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) on behalf of CLS Global Diversified Equity Fund (formerly Amerigo Fund), CLS Growth and Income Fund (formerly Clermont Fund), CLS Global Growth Fund (formerly Select Allocation Fund), CLS Domestic Equity Fund (formerly Descartes Fund), CLS International Equity Fund (formerly Liahona Fund), CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund), CLS Flexible Income Fund (formerly Flexible Income Fund), CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund), CLS Shelter Fund (formerly Shelter Fund), and Milestone Treasury Obligations Fund (each a “Fund”, together the “Funds”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on April 2, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 2, 2015.

The Meeting has been called by the Board of Trustees of the Trust to approve a new Investment Advisory Agreement with CLS Investments, LLC, the current adviser to each of the Funds (no fee increase is proposed), and to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 11, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130 or by calling 1-866-811-0225.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 2, 2015.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.okapivote.com/advisorone.

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PROPOSAL

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND CLS Investments, LLC

Background

The primary purpose of this proposal is to enable CLS Investments, LLC (“CLS”) to continue to serve as the investment adviser to the Funds. To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust and CLS, on behalf of the Funds (the “New Advisory Agreement”). CLS has served as investment adviser to Milestone Treasury Obligations Fund (“Milestone”) since January 2012. CLS has served as investment adviser to each of the other Funds since each Fund commenced operations. Approval of the New Advisory Agreement will not raise the fees paid by any Fund or any Fund’s shareholders. The New Advisory Agreement is similar in all material respects to the prior investment advisory agreement with CLS (the “Prior Advisory Agreement”), except that the date of its execution, effectiveness, and expiration are changed. The effective date of the New Advisory Agreement will be the effective date of the Proposed Transaction (as defined below).

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in control of CLS. NorthStar Financial Services Group, LLC (“NorthStar”) owns 100% of CLS and is deemed to control CLS. Currently, Mr. Michael Miola is deemed to control NorthStar through his ownership of 50% of NorthStar’s voting interests, and members of the Clarke family (Mr. Todd Clarke, Mr. Eric Clarke, Mrs. Jennie Nielsen, and Mrs. Lana Clarke) are deemed to control NorthStar through their collective ownership of 50% of NorthStar’s voting interests.

An investment entity controlled and managed by TA Associates, L.P. and its affiliates (“TA”) has entered into an agreement to acquire a majority of the voting interests of NorthStar (the “Proposed Transaction”). Founded in 1968, TA is one of the largest and most experienced global growth private equity firms. TA has invested in 450 companies around the world and has raised $18 billion in capital. TA leads buyouts and minority recapitalizations of profitable growth companies, particularly in the financial services industry. The transfer of voting interests under the Proposed Transaction will result in a change in control of NorthStar and, indirectly, of CLS. Consummation of the Proposed Transaction is contingent upon shareholder approval of the New Advisory Agreement and other contingencies.

CLS believes the Proposed Transaction will not result in any interruption in, or decrease in the quality of, the services provided by CLS, given that no changes to the portfolio management team or executive officers of CLS are anticipated to result from the change in control. Although the board of managers of CLS is expected to change as a result of the Proposed Transaction, Todd Clarke will continue as Chief Executive Officer of CLS and the individuals responsible for day-to-day management of CLS will not change. Todd Clarke will further remain as Chairman of the Trust following consummation of the Proposed Transaction, but Eric Clarke will step down as a Trustee in order for the Trust to meet the requirement of Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”) that requires 75% or more of its board of Trustees not be “interested persons”. CLS will continue to act as investment adviser to the Funds. As adviser, CLS is responsible for management of each Fund’s investment portfolio and assuring that the investments made for each Fund are made according to the Fund’s investment objectives and policies. To the Trust’s knowledge, except as set forth above, no other person or entity owns 10% or more of the voting interests of CLS.

Under the 1940 Act, a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Proposed

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Transaction is presumed to constitute a “change in control” of CLS for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the Prior Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on January 15, 2015 (the “Board Meeting”), the Trustees approved an interim Advisory Agreement between the Trust, on behalf of the Funds, and CLS (the “Interim Advisory Agreement”). At a meeting on January 15, 2015, the Trustees approved an advisory agreement similar in all material aspects to the New Advisory Agreement, subject to shareholder approval. The Interim Advisory Agreement allows CLS to manage the Funds temporarily in the event that shareholder approval for the New Advisory Agreement is not obtained for all of the Funds at the Meeting. If shareholder approval for the New Advisory Agreement is not obtained for all of the Funds at the Meeting, the Interim Advisory Agreement will be effective for 150 days from the date of the Meeting or until the New Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only as long as two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor advisor), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Proposed Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Trust’s Board of Trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Upon the consummation of the Proposed Transaction, Mr. Eric Clarke will resign as a Trustee of the Trust, allowing the composition of the Board of Trustees to satisfy the foregoing condition.

The Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or CLS (“Independent Trustees”), approved the Prior Advisory Agreement, subject to shareholder approval, at a meeting on January 24, 2013. The Board of Trustees, on behalf of the Funds, held a Special Meeting of the Shareholders on April 9, 2013, at which the Shareholders of the Funds approved the Prior Advisory Agreement. On July 15, 2014, the Board of Trustees, including a majority of the Independent Trustees, approved an amendment to the Prior Advisory Agreement that reduced the advisory fee for several of the Funds and revised the names of several of the Funds.

Under the terms of the Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, CLS is entitled to receive an annual fee equal to the following percentage of the average daily net assets of each Fund:

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Fund:	Annual Fee:
CLS Global Diversified Equity Fund (formerly Amerigo Fund)	0.75%
CLS Growth and Income Fund (formerly Clermont Fund)	0.75%
CLS Global Growth Fund (formerly Select Allocation Fund)	0.75%
CLS Domestic Equity Fund (formerly Descartes Fund)	0.75%
CLS International Equity Fund (formerly Liahona Fund)	0.75%
CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)	0.65%
CLS Flexible Income Fund (formerly Flexible Income Fund)	0.40%
CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)	0.75%
CLS Shelter Fund (formerly Shelter Fund)	0.75%
Milestone Treasury Obligations Fund	0.10%

For such compensation, CLS, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to the applicable Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. CLS has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least December 31, 2016 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed a certain percentage of average daily net assets of the applicable Fund (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue at the same limits indicated below under the Interim Advisory Agreement and New Advisory Agreement. The limitations in place under the Expense Limitation Agreement are as follows:

Fund:	Limit:
CLS Global Diversified Equity Fund (formerly Amerigo Fund) - Class C	2.15%
CLS Global Diversified Equity Fund (formerly Amerigo Fund) - Class N	1.15%
CLS Growth and Income Fund (formerly Clermont Fund)	1.15%
CLS Global Growth Fund (formerly Select Allocation Fund)	1.15%
CLS Domestic Equity Fund (formerly Descartes Fund)	1.15%
CLS International Equity Fund (formerly Liahona Fund)	1.15%
CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)	1.05%
CLS Flexible Income Fund (formerly Flexible Income Fund)	0.80%
CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)	1.15%
CLS Shelter Fund (formerly Shelter Fund)	1.15%
Milestone Treasury Obligations Fund – Investor Class	0.45%
Milestone Treasury Obligations Fund – Institutional Class	0.20%
Milestone Treasury Obligations Fund – Financial Class	0.15%
Milestone Treasury Obligations Fund – Premium Class	0.65%

Any waiver or reimbursement may be recouped by CLS from the applicable Fund, to the extent that overall expenses fall below specified limits, within three years of when the amounts were deferred.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with CLS. If the New Advisory Agreement with CLS is not approved by shareholders of one or more of the Funds, the Board of Trustees and CLS will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a

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vote of a majority of the outstanding voting securities of each Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ notice by the Trust. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by CLS given to each Fund.

The New Advisory Agreement, like the Prior Advisory Agreement and Interim Advisory Agreement, provides that CLS shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A and is similar in all material respects to the Prior Advisory Agreement, except for the date of its execution, effectiveness, and expiration. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning CLS

CLS is a Nebraska limited liability company located at 17605 Wright Street, Omaha, Nebraska 68130. The names and principal occupations of the principal executive officers and members of CLS as of the date of this Proxy Statement are set forth below. The address of each is c/o CLS, 17605 Wright Street, Omaha, Nebraska 68130.

Name and Address:	Principal Occupation:
Brian S. Nielsen*	Secretary
Richard S. Kubie	Vice President / Chief Strategist
Michael Miola	Manager
NorthStar Financial Services Group, LLC	Sole Member
Todd P. Clarke**	Chief Executive Officer / Manager
Mark D. Applegarth	Treasurer / Controller
John R. Vanneman	Chief Investment Officer
Ryan B. Beach*	President
Kylee M. Beach	General Counsel
Michael W. Forker	Chief Compliance Officer

*Mr. Nielsen and Mr. Beach are also officers of AdvisorOne Funds, serving as Secretary and President, respectively.

**Mr. Clarke is also a Trustee of AdvisorOne Funds.

No restructuring of CLS’s executive officers, portfolio management team or day-to-day management is expected as a result of the approval of the New Advisory Agreement by shareholders.

During the fiscal year ended April 30, 2014, under the Prior Advisory Agreement, the Funds (other than the Milestone Treasury Obligations Fund) incurred the following investment advisory fees:

Funds	Fees
CLS Global Diversified Equity Fund (formerly Amerigo Fund)	$4,804,572
CLS Growth and Income Fund (formerly Clermont Fund)	$3,003,889
CLS Global Growth Fund (formerly Select Allocation Fund)	$2,302,140
CLS Domestic Equity Fund (formerly Descartes Fund)	$1,640,650
CLS International Equity Fund (formerly Liahona Fund)	$2,519,343
CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)	$847,769
CLS Flexible Income Fund (formerly Flexible Income Fund)	$1,057,520
CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)	$916,279
CLS Shelter Fund (formerly Shelter Fund)	$532,088
Total	$17,624,250
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During the fiscal year ended April 30, 2014, CLS reimbursed fund expenses in the following amounts pursuant to its expense limitation agreements with the Trust with respect to the Funds (other than the Milestone Treasury Obligations Fund):

Funds	Fees
CLS Global Diversified Equity Fund (formerly Amerigo Fund)	$152,064
CLS Growth and Income Fund (formerly Clermont Fund)	$236,881
CLS Global Growth Fund (formerly Select Allocation Fund)	$310,466
CLS Domestic Equity Fund (formerly Descartes Fund)	$247,462
CLS International Equity Fund (formerly Liahona Fund)	$247,165
CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)	$302,329
CLS Flexible Income Fund (formerly Flexible Income Fund)	$279,009
CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)	$205,128
CLS Shelter Fund (formerly Shelter Fund)	$114,933
Total	$2,095,437

During the fiscal year ended November 30, 2014, under the Prior Advisory Agreement, the Milestone Treasury Obligations Fund incurred investment advisory fees of $360,735, and CLS reimbursed fund expenses in the amount of $1,057,218 pursuant to its expense limitation agreement with the Trust.

During the year ended April 30, 2014, the Adviser recaptured no fees for prior period expense waivers/reimbursements from the Funds.

Evaluation by the Board of Trustees

In considering the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. They also interviewed representatives of TA Associates Management L.P. to confirm their understanding of the Proposed Transaction. In their deliberations considering the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, extent and quality of services. As to the nature, extent, and quality of the services provided by CLS to the Funds, the Trustees first discussed the potential change of control of CLS and its effect on CLS and the Funds. The Board reviewed materials provided by CLS related to the Prior Advisory Agreement, as well as the Proposed Transaction and the New Advisory Agreement, including a description of the manner in which investment decisions are made and executed, and discussed the benefits of the professional personnel performing services for the Funds, including the team of individuals that primarily monitor and execute the investment process, noting their combined experience of over 40 years. The Board discussed the extent of CLS’ research capabilities, and the emphasis placed on research. CLS’ Chief Investment Officer (the “CIO”) discussed recent additions to the CLS team, and he indicated his satisfaction with staffing levels. A representative of CLS reviewed and discussed the quality of its compliance personnel. The Board noted that none of CLS’ personnel was anticipated to change as a result of the Proposed Transaction, and that the day-to-day operations of the Funds would not change. Additionally, the Board received satisfactory written responses from CLS with respect to a series of important questions, including whether CLS was involved in any lawsuits or pending regulatory actions. The Board reviewed the financial information provided by CLS and concluded that CLS has the financial resources to meet its obligations to the Funds. The Trustees viewed the overall services provided by CLS as satisfactory.

Performance. The Board reviewed information on the investment performance of CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Global Growth Fund, CLS Domestic Equity Fund,

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CLS International Equity Fund, CLS Enhanced Long/Short Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund, and CLS Shelter Fund (each a “CLS Core Fund”) versus its respective benchmark for the one year, five year, ten year and since inception periods. They also reviewed the performance of each CLS Core Fund compared to its Morningstar category and a peer group of closely comparable funds from each CLS Core Fund’s respective Morningstar category (a “Fund Peer Group”). The Board discussed the relative performance in the context of fund turnover, volatility and long term track record. While each CLS Core Fund generally performed in line or underperformed its respective Fund Peer Group, the officers discussed the negative impact of international securities on certain Funds’ performance over recent periods, citing underperformance when compared to such Funds’ respective Morningstar categories as a whole. Such underperformance was attributed to an overweight in international exposure which ultimately hurt the relative performance of the Funds compared to their respective Morningstar categories as International Equities tended to underperform during periods of observed heightened macro political and market risk. The Board discussed with CLS representatives the steps taken by CLS to make certain adjustments to each CLS Core Fund’s strategy or investment process in order to boost performance. The Board reviewed performance from the November 3, 2014 effective date of the adjustments through December 31, 2014 and noted that there has been some improvement in Fund performance. The Board acknowledged that the change in approach and strategy adjustments could be beneficial to shareholders over the long-term. They agreed that the performance of some Funds, such as Shelter and Flexible Income, were quite good, while others continued to lag their benchmarks for the reasons discussed. The Board agreed that in areas where performance has lagged, CLS has taken appropriate actions to address. After further discussion and after receiving satisfactory responses from the CIO with respect to relative valuation matters and long-term performance, the Board agreed to continue to monitor the performance of each CLS Core Fund each quarter.

The Board reviewed information on the investment performance of Milestone versus its respective benchmark for the one year, five year, ten year and since inception periods. The Board reviewed Milestone’s historical performance and concluded that performance, in light of current interest rates and CLS’ waiver of fees, was reasonable.

Fees and Expenses. The Board reviewed the advisory fees and expense ratios of the Funds compiled utilizing Morningstar statistics and noted that generally the Funds’ advisory fee and net expense ratio were on the lower side of the Morningstar category and respective Fund Peer Groups. In addition to the advisory fees, which are to be paid pursuant to the written advisory agreement, the Board discussed and noted that CLS receives shareholder servicing fees with respect to the class N shares of the CLS Core Funds pursuant to the Shareholder Servicing Plan which was adopted by the Board. The Board then reviewed the contractual fee agreements for each Fund, which stated that CLS had agreed to waive or limit its management fees and/or reimburse expenses at least through December 31, 2016, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders. The Board concluded that overall the total expense ratios of each Fund are very competitive, and that the fee waivers continued to benefit each Fund. The Board concluded that, based on the nature, extent and quality of the services provided, the advisory fee paid by each Fund is reasonable and in line with comparable funds.

Economies of Scale. The Board considered whether economies of scale have been attained with respect to the management of the Funds, and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that, because of the current size of each Fund, CLS continues to waive a portion of its advisory fee in order to maintain the expense cap, and therefore the Board will not request any changes to the management fee structure. The Board concluded that economies of scale would be re-evaluated in the future.

Profitability. The Board considered the profits realized by CLS in connection with the operation of the Funds on a fund by fund basis, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. It also considered the income and other benefits realized by CLS affiliates from

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activities and services provided to the Funds. The Board reviewed CLS’ balance sheet as of September 30, 2014 and noted there were no adverse material changes in the financial condition of CLS since the approval of the Prior Advisory Agreement at the July 15, 2014 meeting. The Trustees reviewed the profitability analysis provided by CLS, and concluded that to the extent CLS earned a profit from a Fund, the profits appeared reasonable and not excessive.

Conclusion. Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the New Advisory Agreement, (a) the terms of the New Advisory Agreement are reasonable; (b) the Proposed Transaction would not result in the imposition of an unfair burden on any of the Funds or their shareholders; and (c) the New Advisory Agreement is in the best interests of each Fund and its shareholders. They concluded that the Proposed Transaction was not expected to have any negative impact on shareholders, and could benefit shareholders if CLS is strengthened as a result of the Proposed Transaction. Accordingly, the Board concluded to approve the New Advisory Agreement and recommend the New Advisory Agreement to shareholders for approval.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are each a diversified series of the AdvisorOne Funds, an open-end investment management company organized as a Delaware business trust and formed by an Agreement and Declaration of Trust on December 20, 1996. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68130. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain CLS as its investment advisor. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor to each of the Funds. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, NE 68130, provides each of the Funds with transfer agent, accounting, and administrative services. Northern Lights Compliance Services, LLC, located at 17605 Wright Street, Omaha, NE 68130, provides compliance services to each of the Funds. Gemcom, LLC provides certain printing services with respect to each of the Funds. Northern Lights Distributors, LLC, Northern Lights Compliance Services, LLC, Gemcom, LLC and Gemini Fund Services, LLC are each wholly owned by NorthStar.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted FOR approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

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VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

AdvisorOne Funds	Shares
CLS Global Diversified Equity Fund (formerly Amerigo Fund)	32,188,918.011
CLS Growth and Income Fund (formerly Clermont Fund)	39,211,828.941
CLS Global Growth Fund (formerly Select Allocation Fund)	26,509,277.660
CLS Domestic Equity Fund (formerly Descartes Fund)	2,164,601.130
CLS International Equity Fund (formerly Liahona Fund)	3,145,372.927
CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)	10,109,255.963
CLS Flexible Income Fund (formerly Flexible Income Fund)	19,053,604.259
CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)	7,708,056.803
CLS Shelter Fund (formerly Shelter Fund)	6,998,216.493
Milestone Treasury Obligations Fund	454,714,953.590
Total	601,804,085.777

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. For the Proposal, the presence at the Meeting of holders of a majority of the outstanding shares of each Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum for that Fund.

Approval of the Proposal as to any Fund will require an affirmative vote of the holders of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

Security ownership of certain beneficial owners

As of February 11, 2015, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

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CLS Global Diversified Equity Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Class N Shares

Schwab 211 Main Street San Francisco, CA 64105	2,335,925.673	7.29%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	11,245,411.116	35.10%

National Financial Services One World Financial Center ATTN: Mutual Funds Dept. 5th FL New York, New York 10281	2,199,320.446	6.86%

Class C Shares
Katie Ingersoll 17605 Wright Street Omaha , NE 68130	7,964.813	5.28%

Pershing LLC Jersey City, New Jersey 07303-9998	8,900.069	5.90%

CLS Growth and Income Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	2,863,787.704	7.30%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	12,889,647.025	32.87%

National Financial Services One World Financial Center ATTN: Mutual Funds Dept. 5th FL New York, New York 10281	2,948,832.733	7.52%

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CLS Global Growth Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	1,946,611.85	7.34%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	9,406,361.310	35.48%

CLS Domestic Equity Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	174,371.959	8.065

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	956,299.117	44.18%

CLS International Equity Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	379,979.331	12.08%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	1,390,112.276	44.20%

CLS Global Aggressive Equity Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	624,118,573	8.10%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	3,393,017.243	44.02%

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CLS Flexible Income Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	1,689,047.370	8.86%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	5,686,486.255	29.84%

Ameritrade Inc. P.O. 2226 Omaha, NE 68164	1,089,490.185	5.72%

CLS Enhanced Long/Short Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	863,609.322	8.54%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	3,188,664.910	31.54%

CLS Shelter Fund	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Schwab 211 Main Street San Francisco, CA 64105	477,178.461	6.82%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	533,221,577	7.62%

National Financial Services One World Financial Center ATTN: Mutual Funds Dept. 5th FL New York, New York 10281	577,679,397	8.25%

Ameritrade Inc. P.O. 2226 Omaha, NE 68164	511,600.576	7.31%
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MILESTONE TREASURY OBLIGATIONS FUND	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% HELD

Institutional Class Shares

Navigator Sentry Managed Volatility 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	35,019,901.500	9.72%

Navigator Tactical Fixed Income Fund 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	97,357,950.8900	27.04%

Bank of New York Mellon 500 Ross Street, Suite 850 Pittsburgh, PA 15262	25,000,000	6.94%

Bank of New York Mellon 500 Ross Street, Suite 850 Pittsburgh, PA 15262	41,500,000	11.52%

Bank of New York Mellon 500 Ross Street, Suite 850 Pittsburgh, PA 15262	25,000,000	6.94%

Bank of New York Mellon 500 Ross Street, Suite 850 Pittsburgh, PA 15262	25,000,000	6.94%

Bank of New York Mellon 500 Ross Street, Suite 850 Pittsburgh, PA 15262	49,000,000	13.61%

Premium Class Shares

Band 7 Co P.O. box 1787 Milwaukee, WI 53201	46,031,739.120	100.00%

Investor Class Shares

Hare & Co #2 111 Sanders Creek Pkwy Easy Syracuse, NY 13057	13,236,764.250	41.11%

Gemini Fund Services FBO	18,828,190.120	58.48%
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Dunham 17605 Wright Street, Suite 2 Omaha, NE 68130

Financial Class Shares

The Pitney Bowes Bank, Inc. One Elmcroft Road Stamford, CT 06830	10,912,817.630	66.66%

LEBCITCO P.O. Box 59 Lebanon, OH 45036-0059	1,567,382.990	9.57%

LCNB National Bank P.O. Box 59 Lebanon, OH 45036-0059	3,779,773.500	23.09%

Security Ownership of Management

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Secretary, AdvisorOne Funds, 17605 Wright Street, Omaha, NE 68130.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Okapi Partners, LLC, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Okapi are approximately $254,000 and those costs will be borne by CLS. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by CLS. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and CLS will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and CLS may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

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OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-811-0225, or write the Trust at 17605 Wright Street, Omaha, NE 68130.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on April 2, 2015

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.okapivote.com/advisorone.

BY ORDER OF THE BOARD OF TRUSTEES

Brian Nielsen, Secretary

Dated: February 23, 2015

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-866-811-0225.

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Exhibit A

THE ADVISORONE FUNDS

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of [ ], 2015 between AdvisorOne Funds, a Delaware business trust (the “Trust”), and CLS Investments, LLC, a Nebraska limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund”, and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to each Fund in the matter and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Services of the Adviser.

1.1                 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a matter consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its order, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by the Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the amount of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Adviser shall carry out its duties with respect to each Funds’ investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Funds’ then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2                 Administrative Services. The Adviser shall manage the Trust’s business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, and services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1.           Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust’s need.

1.2.2.           Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust’s executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3.           Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4.           Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5.           Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6.           Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

1.3                 Additional Series. In the event that the Trust established one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940. The Trust or the Advisor may elect not to make any such series subject to this Agreement.

2.	Expenses of the Trust.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

2.2. Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend distributing agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Trust’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.17 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as my arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee.

3.1                 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Funds’ average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

4.	Records.

4.1 Tax Treatment. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expenses make and retain copies of such records.

5.	Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.	Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.	Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

8.	Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.	Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

10.	Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.	Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provision and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12.	Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13.	Termination of the Agreement

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

14.	Use of Name.

The Trust is named the AdvisorOne Funds and each Fund may be identified, in part, by the name “AdvisorOne”

15.	Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16.     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17.     Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.	Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provision hereof or otherwise affect their construction or effect.

19.	Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

ADVISORONE FUNDS

By:

Name: Ryan Beach

Title: President

CLS INVESTMENTS, LLC

By:

Name: Todd P. Clarke

Title: Chief Executive Officer

ADVISORONE FUNDS

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

as of [ ], 2015

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

CLS Global Diversified Equity Fund (formerly Amerigo Fund)	0.75%

CLS Growth and Income Fund (formerly Clermont Fund)	0.75%

CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund)	0.75%

CLS Domestic Equity Fund (formerly Descartes Fund)	0.75%

CLS International Equity Fund (formerly Liahona Fund)	0.75%

CLS Global Growth Fund (formerly Select Allocation Fund)	0.75%

CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund)	0.65%

CLS Flexible Income Fund (formerly Flexible Income Fund)	0.40%

CLS Shelter Fund (formerly Shelter Fund)	0.75%

Milestone Treasury Obligations Fund	0.10%

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2015

80 ARKAY DRIVE, HAUPPAUGE, NY 11788

FUND NAME

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of AdvisorOne Funds (the “Trust”) to be held at the offices of the Trust’s Administrator, 80 Arkay Drive, Hauppauge, NY 11788 on April 2, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

 2015

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust and CLS Investments, LLC, on behalf of the Funds.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 2, 2015

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ADVISORONE